Exhibit 99.1

                                 EXECUTION COPY

================================================================================

                              TERWIN ADVISORS LLC,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                            Dated as of July 1, 2005

                              Terwin Mortgage Trust
               (Asset-Backed Certificates, Series TMTS 2005-10HE)

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I    CONVEYANCE OF MORTGAGE LOANS.....................................1

     Section 1.01.   Sale of Mortgage Loans...................................1

     Section 1.02.   Delivery of Documents....................................2

     Section 1.03.   Review of Documentation..................................2

     Section 1.04.   Representations and Warranties of the Seller.............2

     Section 1.05.   Grant Clause............................................12

     Section 1.06.   Assignment by Depositor.................................12

ARTICLE II   MISCELLANEOUS PROVISIONS........................................12

     Section 2.01.   Binding Nature of Agreement; Assignment.................12

     Section 2.02.   Entire Agreement........................................12

     Section 2.03.   Amendment...............................................12

     Section 2.04.   Governing Law...........................................13

     Section 2.05.   Severability of Provisions..............................13

     Section 2.06.   Indulgences; No Waivers.................................13

     Section 2.07.   Headings Not to Affect Interpretation...................14

     Section 2.08.   Benefits of Agreement...................................14

     Section 2.09.   Counterparts............................................14

                                    SCHEDULE

SCHEDULE A Mortgage Loan Schedule

      This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of July 1, 2005 (the "Agreement"), is executed by and between Terwin Advisors LLC (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

      All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of July 1, 2005, among the Depositor, the Seller, U.S. Bank National Association, as trustee (the "Trustee"), JPMorgan Chase Bank, N.A., as servicing administrator, securities administrator and backup servicer and Specialized Loan Servicing, LLC, as servicer (the "Servicer").

                              W I T N E S S E T H:

      WHEREAS, pursuant to certain mortgage loan purchase agreements and the bring down letters related to such agreements (each, a "Transfer Agreement"), the Seller has purchased or received from various originators (each, a "Transferor") certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

      WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest, other than the servicing rights, in the Mortgage Loans to the Depositor, to assign all of its rights and interest under each Transfer Agreement, and to delegate all of its obligations thereunder, to the Depositor; and

      WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

      NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

      Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest, other than the servicing rights, of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of approximately $276,035,204.92. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after July 1, 2005 other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

         Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement, other than the Seller's right to indemnification from the related Transferor for breaches of representations and warranties under such Transfer Agreement. Concurrently with the execution hereof, the Depositor tenders the purchase price of $[INTENTIONALLY OMITTED]. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under each Transfer Agreement, as if the Depositor had been a party to such agreement.

      Notwithstanding the foregoing, if the Depositor pursues any remedy against the Seller pursuant to Section 1.04(b) and the Seller fully performs such remedy, and to the extent such remedy could also be enforced against the Transferor under the related Transfer Agreement, the Depositor shall be deemed to have reassigned such rights and remedies that the Depositor has against such Transferor back to the Seller but only to the extent necessary to permit the Seller to pursue such remedies against the related Transferor pursuant to the terms of the related Transfer Agreement and only with respect to the Mortgage Loan(s) as to which such remedy has been fully performed by the Seller.

      Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the applicable Transfer Agreement.

      For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the applicable Servicer for such purpose have been so deposited.

      Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian, on behalf of the Trustee, for the Mortgage Loans for the Depositor. The Custodian, on behalf of the Trustee, is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Custodian, on behalf of the Trustee, identifies any Material Defect, the Seller shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Pooling Agreement.

      Section 1.04. Representations and Warranties of the Seller.

      (a) The Seller hereby represents and warrants to the Depositor as of the date hereof that:

            (1) The Seller is a Delaware limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

            (2) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties which conflict or breach would have a material adverse effect on the ability of the Seller to perform hereunder;

            (3) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

            (4) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

            (5) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller adversely affect its ability to perform its obligations under this Agreement.

      (b) The representations and warranties of each Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement were made as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the Depositor shall have the right to enforce the obligations of the Seller and to the extent that the Seller fails to fulfill its contractual obligations hereunder then the Depositor shall have the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. If a Transferor fulfills its obligations under the provisions of the applicable Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Replacement Mortgage Loan for such affected Mortgage Loan. Notwithstanding the foregoing, the Depositor will enforce the representations and warranties contained in Section 1.04(b) (8), (44), (45) and (47) only against the Seller and upon such enforcement any rights and remedies of the Depositor against the related Transferor regarding such representations and warranties will be considered to be reassigned by the Depositor back to the Seller. Subject to the foregoing, the Seller represents and warrants that as of the Closing Date, as to each Mortgage Loan, that:

            (1) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

            (2) With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

            (3) All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date and the Mortgage Loan is not 31 days or more delinquent in payment and has not been dishonored, except that, as of the Cut-off Date, no more than approximately 1.50% of the Mortgage Loans may be between 31 days and 60 days delinquent (in each case, by aggregate Cut-off Date Principal Balance of all of the Mortgage Loans). The Seller has not advanced funds, or induced, solicited or to their actual knowledge, received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

            (4) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

            (5) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No instrument of waiver, alteration or modification has been executed. No Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

            (6) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

            (7) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in the Pooling Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee and all premiums thereon have been paid. All such standard hazard policies are in full force and effect. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in the Pooling Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (8) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all applicable predatory and abusive lending laws applicable to the Mortgage Loan have been complied with in all material respects. To the best of the Seller's knowledge, any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements which were in the Mortgage File when such Mortgage Loan was acquired by the Seller are and will remain in the Mortgage File;

            (9) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

            (10) The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage, subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

            (11) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. To the best of the Seller's knowledge, the Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (12) Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

            (13) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (10)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first or second priority lien of the Mortgage, as applicable, in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (14) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

            (15) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

            (16) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (17) The Mortgage Loan complies with all the terms, conditions and requirements of the Seller's Underwriting Standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac;

            (18) The Mortgaged Property is not subject to any material damage by waste, fire, wildfire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

            (19) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption. Since origination, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and, to the best of the Seller's knowledge, the Mortgagor has not filed for protections under applicable bankruptcy laws;

            (20) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (21) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

            (22) At the time the Mortgage Loan was originated, the Mortgagor was not bankrupt or insolvent;

            (23) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least five
      (5) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization. No Mortgage Loan contains terms or provisions allowing the applicable Mortgage Interest Rate to convert to a fixed rate;

            (24) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

            (25) With respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is enforceable, and such Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty will not exceed the maximum amount permitted under applicable law;

            (26) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (27) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (28) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices and within the terms of the Mortgage Note;

            (29) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to
      (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly  subject  and (b)  other  matters  to which  like  collateral  is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

            (30) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

            (31) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

            (32) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

            (33) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

            (34) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Mortgage File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;
      (ix) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; and (x) the Depositor has the right to cure defaults on the ground lease;

            (35) The Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage

            (36) No Mortgage Loan is a "home equity line of credit";

            (37) The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

            (38) As of the Closing Date, the Seller has not received notice of default of a first lien which has not been cured;

            (39) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. ss.1.860G-2 (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period);

            (40) As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

            (41) As of the  Closing  Date,  the Seller  would not,  based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment date for such Mortgage Loan;

            (42) As of the Closing Date, none of the Mortgage Loans was the subject of pending or final foreclosure proceedings;

            (43) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;

            (44) No Mortgage Loan is classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 ("HOEPA"),
      (b) a "high cost home," "covered," "high cost," "high risk," "high risk home," "predatory" or any other similarly designated loan under any other applicable state, federal or local law or (c) a "high cost" or a "covered" loan or any other similarly designated loan as defined under any state, local, or federal law, which law contains provisions which may result in liability to the purchaser or assignee of such loan;

            (45) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws;

            (46) Each Mortgage Loan is either (i) covered by a "life of loan" Tax Service Contract which is assignable to the Depositor or its designee at no cost to the Depositor or its designee or (ii) the Seller shall reimburse the Depositor or its designee the cost of obtaining such contract;

            (47) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (48) No Mortgage Loan has a Combined Loan-to-Value Ratio in excess of 100%;

            (49) No Mortgage Loan originated or modified on or after October 1, 2002 and prior to March 7, 2003 is secured by a Mortgaged Property in the State of Georgia;

            (50) No Mortgage Loan will have a Credit Score (as of the date of such Credit Scores) less than 500;

            (51) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

            (52) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (b) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (53) The lien of the Mortgage Loan securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (54) The Seller has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on any Property, and no violations of any local, state or federal environmental law, rule or regulation exist with respect to any Property;

            (55) The Seller has complied with and will comply with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001;

            (56) All parties which have had any financial interest in the Mortgage Loan, whether as mortgagee, assignee or pledgee, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

            (57) With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

            (58) To the best of the Seller's knowledge, no action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under the applicable Primary Mortgage Insurance Policy, not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

            (59) No selection procedures were used by the Seller that identified any particular Mortgage Loan as being less desirable or valuable than any other comparable mortgage loan meeting the same selection criteria; and

            (60) All loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws.

      It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Mortgage Files and the assignment of each Mortgage Loan to the Depositor. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the earlier of receipt of written notice of such breach or discovery thereof by the Seller, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan (the principal balance of which must equal the applicable Purchase Price) for the affected Mortgage Loan. With respect to any of the representations and warranties set forth in Section 1.04(b)herein that is made to the best of or based on the Seller's knowledge or belief, if it is discovered that the substance of such representation and warranty is inaccurate, then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor, the Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor, the Servicer and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup day" under Section 860(d)(1) of the Code, or (ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

      Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

      Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

      Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

      (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

      (b) It shall not be  necessary  for the  consent  of  Holders  under  this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.
Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section  2.07.  Headings  Not  to  Affect  Interpretation.   The  headings
contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

      Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

      Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          TERWIN ADVISORS LLC

                                          By:
                                             -----------------------------------
                                             Name: Thomas K. Guba
                                             Title: President

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]